UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2022
Aurinia Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-36421	98-1231763
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

#1203-4464 Markham Street
Victoria, British Columbia
V8Z 7X8
(250) 708-4272
(Address and telephone number of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Shares, without par value	AUPH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)The Company held the 2022 Meeting virtually on May 17, 2022.

(b)The following proposals were voted upon at the 2022 Meeting and the final voting results with respect to each such proposal are set forth below:

Proposal 1: Based upon the following votes, the shareholders elected Dr. George Milne, Mr. Peter Greenleaf, Dr. David R.W. Jayne, Mr. Joseph P. Hagan, Dr. Daniel Billen, Mr. R. Hector MacKay-Dunn, Ms. Jill Leversage, Mr. Timothy P. Walbert and Dr. Brinda Balakrishnan to serve as members of the Company's board of directors until the annual general meeting of shareholders to be held in 2023.

Nominee	For	Withheld	Broker Non-Votes
Dr. George Milne	26,713,176	17,437,781	27,895,212
Mr. Peter Greenleaf	31,700,200	12,450,757	27,895,212
Dr. David R.W. Jayne	33,300,962	10,859,995	27,895,212
Mr. Joseph P. Hagan	24,070,897	20,080,060	27,895,212
Dr. Daniel Billen	33,482,518	10,668,439	27,895,212
Mr. R. Hector MacKay-Dunn	26,206,913	17,944,044	27,895,212
Ms. Jill Leversage	27,594,235	16,556,722	27,895,212
Mr. Timothy P. Walbert	33,368,946	10,782,011	27,895,212
Dr. Brinda Balakrishnan	34,251,064	9,899,893	27,895,212

Proposal 2: Based upon the following votes, the shareholders approved the appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as the Company's independent registered public accounting firm until the annual general meeting of shareholders to be held in 2023 or until a successor is appointed.

For	Against	Abstain
63,341,990	6,693,240	2,000,938

Proposal 3: Based upon the following votes, the shareholders approved, on a non-binding advisory basis, a "say on pay" resolution regarding the Company's executive compensation.

For	Against	Abstain	Broker Non-Votes
33,050,501	10,490,227	610,231	27,895,210

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 20, 2022

AURINIA PHARMACEUTICALS INC.

By:	/s/ Stephen P. Robertson
Name:	Stephen P. Robertson
Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer